UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): October 22, 2008

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On October 28, 2008, ICP Solar Technologies Inc. (the "Company") announced, via press release, the resignation of Sheldon Reinhart as Chief Financial Officer and Chief Operating Officer, effective November 17, 2008. There was no disagreement between Mr. Reinhart and the Company regarding any matter relating to the Company’s operations, policies or practices. Mr. Reinhart will remain in the Company in a consulting capacity, on a part-time basis. The Company does not intend to hire a new CFO until after the completion of the acquisition of Ibersolar Energía, S.A. In the interim, Sass Peress, President and CEO of the Company will act as principal accounting officer.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit

Description No.

99.1

Press Release issued by ICP Solar Technologies Inc. dated October 28, 2008 regarding the departure of its Chief Financial Officer and Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2008

ICP SOLAR TECHNOLOGIES INC.

/s/ Sass Peress
Sass Peress
President and Chief Executive Officer